Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty MitesSM Fund (“Mighty Mites Fund”)

Supplement dated December 24, 2013, to the Mighty Mites Fund’s Summary Prospectus

for Class A, Class B, Class C and Class I shares, dated January 28, 2013.

At the close of business on January 27, 2014, the outstanding Class B shares of the Mighty Mites Fund will be converted to Class A shares and Class B shares will no longer be offered. You will not incur any sales charge in connection with this conversion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE